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                                                                  EXHIBIT 23.2

                   CONSENT OF INDEPENDENT ACCOUNTANTS
                   ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement (to register 1,325,000 shares of common stock on Form S-8) of our report dated July 28, 2000, except for Note N as to which the date is September 7, 2000, relating to the financial statements of ImmunoGen, Inc. (the "Company"), which appears in the Company's Annual Report on Form 10-K for the year ended June 30, 2000.


Boston, Massachusetts
January 4, 2001